UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2020

Hoth Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1 Rockefeller Plaza, Suite 1039
New York, New York 10020
(Address of principal executive offices, including ZIP code)

(646) 756-2997
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HOTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2020 (the “Effective Date”), Hoth Therapeutics, Inc. (the “Company”) entered into an Exclusive License Agreement (the “License Agreement”) with the Virginia Commonwealth University Intellectual Property Foundation (“VCU”). Pursuant to the License Agreement, VCU granted the Company an exclusive, royalty bearing license to a novel peptide developed by researchers at VCU that may be used to slow the transmission of SARS-CoV-2 (the “Licensed Patent”) and a non-exclusive royalty bearing, worldwide license with respect to the Licensed Technical Information Patents (as defined in the License Agreement) to make, have made, use, offer to sell, sell and import the Licensed Products (as defined in the License Agreement) and perform the Licensed Services (as defined in the License Agreement). The License Agreement shall commence on the Effective Date and shall continue until the expiration of the last to expire Licensed Patent unless terminated earlier pursuant to the terms of the agreement. Pursuant to the License Agreement, the Company shall pay VCU: (i) an upfront license issue fee, (ii) running royalty payments at a low single digit percentage of Net Sales (as defined in the License Agreement), (iii) annual maintenance fees commencing on the first anniversary of the Effective Date, (iv) annual minimum payments ranging from the mid five figures to low six figures commencing on the second anniversary of the Effective Date and (v) milestone payments ranging from the mid five figures to low six figures. In addition, the Company has agreed to reimburse VCU for certain patent filing and prosecution costs.

The foregoing summary of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1#	Exclusive License Agreement between the Company and Virginia Commonwealth University Intellectual Property Foundation dated May 18, 2020

#	Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020	Hoth Therapeutics, Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer

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